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                                                                    EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



              We hereby consent to the use of our report dated January 24, 1996 relating to the consolidated financial statements of ABC Bancorp included in the Registration Statement on Form S-4 and to the reference of our Firm under the caption "Experts" in the Prospectus/Proxy Statement.



                                                    MAULDIN & JENKINS

April 9, 1996

Albany, Georgia